                                                                    EXHIBIT 10.2


                           NANOMETRICS INCORPORATED

                         EMPLOYEE STOCK PURCHASE PLAN

                        (As amended through March 1998)


     The following constitute the provisions of the Employee Stock Purchase Plan of Nanometrics Incorporated.

     1.   Purpose.  The purpose of the Plan is to provide employees of the
          -------
Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1954, as amended. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2.   Definitions.
          -----------

          (a) "Board" shall mean the Board of Directors of the Company.
               -----

          (b) "Code" shall mean the Internal Revenue Code of 1954, as amended.
               ----

          (c) "Common Stock" shall mean the Common stock, no par value, of the
               ------------
Company.

          (d) "Company" shall mean Nanometrics Incorporated, a California
               -------
corporation.

          (e) "Compensation" shall mean all regular straight time gross
               ------------
earnings, exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses, commissions or other compensation.

          (f) "Designated Subsidiaries" shall mean the Subsidiaries which have
               -----------------------
been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

          (g) "Employee" shall mean any person, including an officer, who is
               --------
customarily employed for at least twenty (20) hours per week and more than five
(5) months in a calendar year by the Company or one of its Designated Subsidiaries. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

          (h) "Exercise Date" shall mean the last day of each offering period of
               -------------
the Plan.

          (i) "Offering Date" shall mean the first day of each offering period
               -------------
of the Plan.

          (j) "Plan" shall mean this Employee Stock Purchase Plan.
               ----

          (k) "Subsidiary" shall mean a corporation, domestic or foreign, of
               ----------
which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

     3.   Eligibility.
          -----------

          (a) Any Employee as defined in paragraph 2 who shall be employed by the Company on the date his participation in the Plan is effective shall be eligible to participate in the Plan, subject to limitations imposed by Section 423(b) of the Code.

          (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company, or (ii) which permits his rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     4.   Offering Periods.  The Plan shall be implemented by one offering
          ----------------
during each six month period of the Plan, commencing on or about September 28, 1986, and continuing thereafter until terminated in accordance with paragraph 19 hereof. The Board of Directors of the Company shall have the power to change the duration of offering periods with respect to future offerings without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first offering period to be affected.

     5.   Participation.
          -------------

          (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deduction on the form provided by the Company and filing it with the Company's payroll office prior to the applicable Offering Date, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given offering.

          (b) Payroll deductions for a participant shall commence on the first payroll following the Offering Date and shall end on the Exercise Date of the offering to which such authorization is applicable, unless sooner terminated by the participant as provided in paragraph 10.

     6.   Payroll Deductions.
          ------------------

          (a) At the time a participant files his subscription agreement, he shall elect to have payroll deductions made on each payday during the offering period in an amount not exceeding ten percent (10%) of the Compensation which he received on the payday immediately preceding the Offering Date, and the aggregate of such payroll deductions during the offering period shall not exceed ten percent (10%) of his aggregate Compensation during said offering period.

          (b) All payroll deductions made by a participant shall be credited to his account under the Plan. A participant may not make any additional payments into such account.

          (c) A participant may discontinue his participation in the Plan as provided in paragraph 10, or may lower or increase, the rate of his payroll deductions during the offering period by completing or filing with the Company a new authorization for payroll deduction. The change in rate shall be effective fifteen (15) days following the Company's receipt of the new authorization.

          (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to zero percent (0%) at any time during an Offering Period. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

          (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

     7.   Grant of Option.
          ---------------

          (a) On the Offering Date of each six month offering period, each eligible Employee participating in the Plan shall be granted an option to purchase (at the per share option price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions to be accumulated during such offering period (not to exceed an amount equal to ten percent (10%) of his Compensation as of the date of the commencement of the applicable offering period) by eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Offering Date, subject to the limitations set forth in Section 3(b) and 12 hereof; provided that in no event shall an Employee be permitted to purchase during each Offering Period more than 5,000 shares (subject to any adjustment pursuant to Section 19), and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and

12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The Option shall expire on the last day of the Offering Period. Fair market value of a share of the Company's Common Stock shall be determined as provided in Section 7(b) herein.

          (b) The option price per share of the shares offered in a given offering period shall be the lower of: (i) 85% of the fair market value of a share of the Common Stock of the Company on the Offering Date; or (ii) 85% of the fair market value of a share of the Common Stock of the Company on the Exercise Date. The fair market value of the Company's Common Stock on a given date shall be determined by the Board in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the mean of the bid and asked prices of the Common Stock for such date, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation (NASDAQ) System) or, in the event the Common Stock is listed on a stock exchange, the fair market value per Share shall be the closing price on such exchange on such date, as reported in the Wall Street Journal.

     8.   Exercise of Option.  Unless a participant withdraws from the Plan as
          ------------------
provided in paragraph 10, his option for the purchase of shares will be exercised automatically on the Exercise Date of the offering period, and the maximum number of full shares subject to option will be purchased for him at the applicable option price with the accumulated payroll deductions in his account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. The shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Exercise Date. During his lifetime, a participant's option to purchase shares hereunder is exercisable only by him.

     9.   Delivery.  As promptly as practicable after the Exercise Date of each
          --------
offering, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his option. Any cash remaining to the credit of a participant's account under the Plan after a purchase by him of shares at the termination of each offering period, or which is insufficient to purchase a full share of Common Stock of the Company, shall be returned to said participant.

     10.  Withdrawal; Termination of Employment.
          -------------------------------------

          (a) A participant may withdraw all but not less than all the payroll deductions credited to his account under the Plan at any time prior to the Exercise Date of the offering period by giving written notice to the Company. All of the participant's payroll deductions credited to his account will be paid to him promptly after receipt of his notice of withdrawal and his option for the current period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the offering period.

          (b) Upon termination of the participant's employment prior to the Exercise Date of the offering period for any reason, including retirement or death, the payroll deductions credited to his account will be returned to him or, in the case of his death, to the person or persons entitled thereto under paragraph 14, and his option will be automatically terminated.

          (c) In the event an Employee fails to remain in the continuous employ of the Company for at least twenty (20) hours per week during the offering period in which the employee is a participant, he will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to his account will be returned to him and his option terminated.

          (d) A participant's withdrawal from an offering will not have any effect upon his eligibility to participate in a succeeding offering or in any similar plan which may hereafter be adopted by the Company.

     11.  Interest.  No interest shall accrue on the payroll deductions of a
          --------
participant in the Plan.

     12.  Stock.
          -----

          (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 250,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in paragraph 18. If the total number of shares which would otherwise be subject to options granted pursuant to Section 7(a) hereof on the Offering Date of an offering period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Employee affected thereby and shall similarly reduce the rate of payroll deductions, if necessary.

          (b) The participant will have no interest or voting right in shares covered by his option until such option has been exercised.

          (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his spouse.

     13.  Administration.  The Plan shall be administered by the Board of the
          --------------
Company or a committee of members of the Board appointed by the Board. The administration, interpretation or application of the Plan by the Board or its committee shall be final, conclusive and binding upon all participants.

     14.  Designation of Beneficiary.
          --------------------------

          (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of the offering period but prior to delivery to him of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the Exercise Date of the offering period.

          (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     15.  Transferability.  Neither payroll deductions credited to a
          ---------------
participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in paragraph 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with paragraph 10.

     16.  Use of Funds.  All payroll deductions received or held by the Company
          ------------
under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

     17.  Reports.  Individual accounts will be maintained for each participant
          -------
in the Plan. Statements of account will be given to participating Employees semi-annually promptly following the Exercise Date, which statements will set forth the amounts of payroll deductions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

     18.  Adjustments Upon Changes in Capitalization.
          ------------------------------------------

          (a)  Changes in Capitalization.  Subject to any required action by the
               -------------------------
shareholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

          (b) Dissolution or Liquidation.  In the event of the proposed
              --------------------------
dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The New Exercise Date shall be before the date of the Company's proposed dissolution or liquidation. The Board shall notify each participant in writing, at least ten
(10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

          (c) Merger or Asset Sale.  In the event of a proposed sale of all or
              --------------------
substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New
Exercise Date").   The New Exercise Date shall be before the date of the
Company's proposed sale or merger. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

     The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

     19.  Amendment or Termination.
          ------------------------

          (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its stockholders. Except as provided in
Section 19 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any other applicable law, regulation or stock exchange rule), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

          (b) Without stockholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

     20.  Notices.  All notices or other communications by a participant to the
          -------
Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     21.  Shareholder Approval.  Continuance of the Plan shall be subject to
          --------------------
approval by the shareholders of the Company within twelve months before or after the date the Plan is adopted. If such shareholder approval is obtained at a duly held shareholders' meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company present or represented and entitled to vote thereon, which approval shall be:

          (a) (1) solicited substantially in accordance with Section 14(a) of the Securities Act of 1934, as amended (the "Act") and the rules and regulations promulgated thereunder, or (2) solicited after the Company has furnished in writing to the holders entitled to vote substantially the same information concerning the Plan as that which would be required by the rules and regulations in effect under Section 14(a) of the Act at the time such information is furnished; and

          (b) obtained at or prior to the first annual meeting of shareholders held subsequent to the first registration of Common Stock under Section 12 of the Act.

          In the case of approval by written consent, it must be obtained by the unanimous written consent of all shareholders of the Company, or by written consent of a smaller percentage of shareholders but only if the Board determines, on the basis of an opinion rendered by the Company's legal counsel, that the written consent of such a smaller percentage of shareholders will comply with all applicable laws and will not adversely affect the qualifications of the Plan under Section 423 of the Code.

     22.  Conditions Upon Issuance of Shares.  Shares shall not be issued with
          ----------------------------------
respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     23.  Term of Plan.  The Plan shall become effective upon the earlier to
          ------------
occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in paragraph 21. It shall continue in effect for a term of twenty (20) years unless sooner terminated under paragraph 19.

                         EMPLOYEE STOCK PURCHASE PLAN
                         ----------------------------
                            SUBSCRIPTION AGREEMENT
                            ----------------------


______ Original Application                               Offering Date: _______
______ Change in Payroll Deduction Rate
______ Change of Beneficiary(ies)

     1.   ____________________________________ hereby elects to participate in the __________________ Employee Stock Purchase Plan (the "Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock, without par value, in accordance with this Subscription Agreement and the Stock Purchase Plan.

     2. I hereby authorize payroll deductions from each paycheck in the amount of $__________ (which equals _____% of by Base compensation as of the payday immediately preceding the Offering Date) in accordance with the Stock Purchase Plan.

     3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock, without par value, at the applicable purchase price determined in accordance with the Stock Purchase Plan. I further understand that, except as otherwise set forth in the Stock Purchase Plan, shares will be purchased for me automatically on the Exercise Date of the offering period unless I otherwise withdraw form the Stock Purchase Plan by giving written notice to the Company for such purpose.

     4. I have received a copy of the Company's most recent prospectus which describes the Stock Purchase Plan and a copy of the complete "__________________ Employee Stock Purchase Plan." I understand that my participation in the Stock Purchase Plan is in all respects subject to the terms of the Plan.

     5. Shares purchased for me under the Stock Purchase Plan should be issued in the name(s) of: ____________________________________________________________.

     6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Offering Date (the first day of the offering period during which I purchased such shares) or within 1 year after the date on which such shares were transferred to me, I may be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were transferred to me over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30
                      ---------------------------------------------------------
days after the date of any such disposition.  However, if I dispose of such
-------------------------------------------
shares at any time after the expiration of the 2-year and 1-year holding period, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares under the option, or (2) the excess of the fair market value of the shares over the option price, measured as if the option had been exercised on the Offering Date. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gains.

     7. I hereby agree to be bound by the terms of the Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Stock Purchase Plan.

     8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Stock Purchase Plan:


NAME: (Please print)____________________________________________________________
                     (First)                 (Middle)                   (Last)


____________________________________     _______________________________________
Relationship

                                         _______________________________________
                                         (Address)


NAME:  (Please print)___________________________________________________________
                      (First)                 (Middle)                  (Last)


____________________________________     _______________________________________
Relationship

                                         _______________________________________
                                         (Address)


Dated:______________________________     _______________________________________
                                         Signature of Employee

PROSPECTUS
----------

                           NANOMETRICS INCORPORATED

                             _____________________

                         EMPLOYEE STOCK PURCHASE PLAN
                             _____________________


     The shares offered by this Prospectus are speculative and subject to a high degree of risk. Prospective purchasers of the shares offered hereby should carefully consider the information set forth in "Risk Factors."

                             _____________________

     This Prospectus relates to 250,000 shares of Common Stock, no par value, of Nanometrics Incorporated (the "Company") which are offered for sale to those employees of the Company and its designated subsidiaries who are eligible to participate in the Company's Employee Stock Purchase Plan. The terms and conditions of the Employee Stock Purchase Plan, including the price of the shares of Common Stock, are governed by its provisions and the agreements thereunder between the Company and the participants.

                             _____________________

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
          AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON
                 THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
                      ANY REPRESENTATION TO THE CONTRARY
                            IS A CRIMINAL OFFENSE.

                             _____________________

     The Company's executive offices are located at 310 DeGuigne Drive, Sunnyvale, California 94086, and its telephone number at that location is (408) 746-1600.

                 The date of this Prospectus is March 31, 1998

     This Prospectus contains information concerning Nanometrics Incorporated and its Employee Stock Purchase Plan, but does not contain all the information set forth in the Registration Statement which the Company has filed with the Securities and Exchange Commission under the Securities Act of 1933. The Registration Statement, including various exhibits, may be inspected at the Commission's office in Washington, D.C. In addition, the Commission maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. The address of the Commission's Web site is http:\\www.sec.gov.

                             _____________________

                               TABLE OF CONTENTS

                                                             Page
               The Employee Stock Purchase Plan............... 3
               Description of Capital Stock................... 8
               Indemnification of Directors and Officers...... 8
               Information Incorporated by Reference.......... 9

                             _____________________

     The Company hereby undertakes to provide without charge to each person to whom a copy of this Prospectus is delivered, upon written or oral request of any such person, a copy of any and all of the information that has been or may be incorporated by reference in this Prospectus, other than exhibits to such documents, together with copies of the Company's annual report delivered or to be delivered to its shareholders. Requests for such copies should be directed to Paul Nolan, Chief Financial Officer, Nanometrics Incorporated, 310 DeGuigne Drive, Sunnyvale, California 94086. The Company's telephone number at that location is (408) 746-1600.

     The Company is subject to the informational requirements of the Exchange Act, and, in accordance therewith, files reports and other information with the Commission. Reports, proxy and information statements filed by the Company with the Commission pursuant to the informational requirements of the Exchange Act may be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following Regional Offices of the Commission: New York Regional Office, 7 World Trade Center, Suite 1300, New York, New York 10048; and Chicago Regional Office, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material may be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W. Washington D.C., 20549, at prescribed rates. Such materials may also be obtained from the Commission's web site at http://www.sec.gov. In addition, reports, proxy statements and other information concerning the Company can be inspected and copied at the offices of the Nasdaq National Market, Nasdaq Operations, 1735 K Street, N.W., Washington, D.C. 20006, on which the Common Stock of the Company is quoted.

     No person has been authorized to give any information or make any representations, other than those contained in this Prospectus, in connection with the Employee Stock Purchase Plan described in this Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Company. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.


                       THE EMPLOYEE STOCK PURCHASE PLAN

General
-------

     The Employee Stock Purchase Plan ("Purchase Plan") was adopted by the Board of Directors in February 1986. The Purchase Plan was approved by the shareholders of the Company in May 1986. The Purchase Plan was amended by the Board of Directors March 1998. A total of 250,000 shares of Common Stock have been reserved for issuance under the Purchase Plan. As of September 30, 1986, no shares have been issued under the Purchase Plan.

     The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Internal Revenue Code of 1954, as amended (the "Code"). See "Tax Information."

     The Purchase Plan is not a qualified deferred compensation plan under
Section 401(a) of the Code, and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

Purpose
-------

     The purpose of the Purchase Plan is to provide employees of the Company and its designated subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions.

Administration
--------------

     The Purchase Plan is administered by the Board of Directors or a committee appointed by the Board. At the present time, no committee has been appointed by the Board of Directors. All questions of interpretation or application of the Purchase Plan are determined in the sole discretion of the Board of Directors or its committee, and its decisions are final and binding upon all participants. Members of the Board of Directors receive no additional compensation for their services in connection with the administration of the Purchase Plan.

Eligibility
-----------

     Any person, including an officer, who is customarily employed by the Company or one of its designated subsidiaries for at least twenty hours per week and more than five months per calendar year is eligible to participate in the Purchase Plan. As of December 31, 1997 approximately _________ employees would have been eligible to participate in the Purchase Plan.

Offering Dates
--------------

     The Purchase Plan is implemented by six-month offering periods, the first of which commenced on September 28, 1986. The Board of Directors has the power to alter the duration of the offering periods without shareholder approval. In the event of dissolution or liquidation, the offering period will terminate immediately prior to the consummation of such action, unless otherwise provided by the Board.

Participation in the Plan
-------------------------

     An eligible employee becomes a participant in the Purchase Plan by delivering to the Company's payroll office a subscription agreement authorizing payroll deductions prior to the applicable offering date, unless a later time for filing the subscription agreement has been set by the Board of Directors for all eligible employees with respect to a given offering. An employee who becomes eligible to participate in the plan after the commencement of an offering period may not participate in the plan until the commencement of the next offering period.

Purchase Price
--------------

     The purchase price per share at which shares are sold in an offering under the Purchase Plan is the lower of 85% of the fair market value of a share of Common Stock on the date of commencement of the offering period or 85% of the fair market value of a share of Common Stock on the last day of the six-month offering period. The fair market value of the Common Stock on a given date shall be determined by the Board of Directors, and, where there is a public market for the Common Stock, shall be the closing price of the Common Stock for such date, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the Nasdaq National Market on such date) or, if the Common Stock is listed on a stock exchange, the closing price on such exchange as of such date.

Payment of Purchase Price; Payroll Deductions
---------------------------------------------

     The purchase price of the shares is accumulated by payroll deductions over the offering period. The deductions may not exceed 10% of a participant's compensation. "Compensation" for purposes of the Purchase Plan means all regular straight time gross earnings, exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses, commissions, or other compensation. A participant may discontinue his participation in the plan, and may decrease or increase the rate of payroll deductions at any time during the offering period by completing and filing with the Company a new authorization for payroll deductions, which change shall be effective fifteen
(15) days following the Company's receipt of the new authorization. A participant may not make additional contributions to his account. Payroll deductions shall commence on the first payday following the offering date and shall continue at the same rate until the end of the offering period unless sooner terminated or decreased as provided in the plan.

     All payroll deductions are credited to the participant's account under the plan, deposited with the general funds of the Company and may be used by the Company for any corporate purpose. Any cash remaining to the credit of a participant's account under the plan after a purchase of shares at the termination of an offering period, to the extent that such cash is less than the amount necessary to purchase a full share of the Common Stock of the Company, shall be returned to the participant.

Purchase of Stock; Grant and Exercise of  Option
------------------------------------------------

     By executing a subscription agreement to participate in the Purchase Plan, the employee is entitled to have shares placed under option to him. The number of shares placed under option to a participant in an offering is that number determined by dividing the amount accumulated in such participant's account at the end of the offering period by the lower of (i) 85% of the fair market value of the Common Stock at the beginning of the offering period and (ii) 85% of the fair market value of the Common Stock on the last day of the six-month offering period; provided, however, that a participant may not purchase more than 5,000 shares per offering period. See "Payment of Purchase Price; Payroll Deductions" for limitations on payroll deductions. Unless the employee's participation is discontinued, his option for the purchase of shares will be exercised automatically at the end of the offering period at the applicable price. See "Withdrawal."

     Notwithstanding the foregoing, no employee shall be permitted to subscribe for shares under the plan if, immediately after the grant of the option, the employee would own 5% or more of the total combined voting power or value of all classes of stock of the Company or its majority-owned subsidiaries (including stock which may be purchased through subscriptions under the plan or pursuant to any other options), nor shall any employee be granted an option which would permit the employee to buy pursuant to the Purchase Plan more than $25,000 worth of stock (determined at the fair market value of the shares at the time the option is granted) in any calendar year. Furthermore, if the number of shares which would otherwise be placed under option at the beginning of an offering period exceeds the number of shares then available under the Purchase Plan, a pro rata allocation of the shares remaining shall be made in as equitable a manner as is practicable.

Withdrawal
----------

     A participant's interest in a given offering may be terminated in whole, but not in part, by signing and delivering to the Company a notice of withdrawal from the plan. Such withdrawal may be elected at any time prior to the end of the applicable six-month offering period. Any withdrawal by the employee of accumulated payroll deductions for a given offering automatically terminates the employee's interest in that offering. A participant's withdrawal from an offering does not have any effect upon such participant's eligibility to participate in subsequent offerings under the Purchase Plan.

Termination of Employment
-------------------------

     Termination of a participant's employment for any reason, including retirement or death, cancels his or her participation in the Purchase Plan immediately. In such event, the payroll deductions credited to the participant's account will be returned to such participant or, in the case of death, to the person or persons entitled thereto as specified by the employee in the subscription agreement. In the event a participant fails to remain in the continuous employ of the Company for at least 20 hours per week during the offering period in which he is participating, he will be deemed to have elected to withdraw from the plan and the payroll deductions credited to the participant's account will be returned to the participant and the participant's option terminated. For this purpose, a participant will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company in the case of sick leave, military leave or any other leave of absence approved by the Board; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

Capital Changes
---------------

     In the event any change, such as a stock split or payment of a stock dividend, is made in the Company's capitalization which results in an exchange of Common Stock for a greater or lesser number of shares without receipt of consideration by the Company, appropriate adjustment shall be made in the exercise price and in the number of shares subject to options outstanding under the Purchase Plan, as well as in the number of shares reserved for issuance under the Purchase Plan.

     In the event of the proposed dissolution or liquidation of the Company, the option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, if the successor corporation refuses to assume or substitute for the outstanding options, the current offering period will be shortened and a new exercise date will be set.

Nonassignability
----------------

     No rights or accumulated payroll deductions of an employee under the Purchase Plan may be pledged, assigned or transferred for any reason, and any such attempt may be treated by the Company as an election to withdraw from the plan.

Reports
-------

     Individual accounts will be maintained for each participant in the Purchase Plan. Each participant shall receive as promptly as practicable after the end of the six-month offering period a report of his or her account setting forth the total amount of payroll deductions accumulated, the per share purchase price, the number of shares purchased, and the remaining cash balance, if any.

Amendment and Termination of the Plan
-------------------------------------

     The Board of Directors may at any time amend or terminate the Purchase Plan, except that certain amendments require stockholder approval.

Tax Information
---------------

     The discussion below summarizes the federal income tax consequences of the grant and exercise of a stock option under an Employee Stock Purchase Plan, as defined in Section 423 of the Code. It also summarizes the tax consequences of the subsequent sale or other disposition of shares acquired under such options. This summary is not intended to be exhaustive and may not cover all tax aspects of every situation.


First Day of the Offering Period
--------------------------------

     You are not taxed at the beginning of the offering period.


Date of Purchase of Stock
-------------------------

     You are not taxed when shares are purchased for you at the end of the offering period, even though your purchase price will be the lower of 85% of the fair market value on the first or last day of the offering period.


Date of  Sale of Shares
-----------------------

     If you sell your shares two years or more after the beginning of the
            ----
offering period (the "Statutory Holding Period"):

     1. At the time you sell the shares, any gain up to 15% of the market value of the shares at the beginning of the offering period is taxable as ordinary income, and any further gain is taxable as long-term capital gain.

     2. Any loss is treated as long-term capital loss.

     If you sell your shares before the end of the Statutory Holding Period:

     1. At the time you sell the shares, the difference between your purchase price and the fair market value of the shares on the date of purchase is taxable as ordinary income.

     2. The difference between the amount you receive on the sale of the shares and the fair market value of the shares on the date of purchase is taxable as capital gain or loss.

Tax Deduction by Company
------------------------

     If you sell your shares before the end of the Statutory Holding Period, the Company is entitled to a tax deduction corresponding to the ordinary income you recognize under the rules discussed above.

For this reason, when you sell any shares you purchase under the Employee Stock Purchase Plan, you must notify the Company in writing within 30 days of the sale. At any time, the Company may, but will not be obligated to, withhold from your compensation the amount necessary for the Company to meet applicable withholding obligations.

Disposition Other than Sale
---------------------------

     If you give away or otherwise dispose of your shares before the end of the Statutory Holding Period, the difference between your purchase price for the shares and their fair market value on the date of purchase is taxable to you as
                                                                         ---
ordinary income. If you give away or otherwise dispose of the shares after the Statutory Holding Period has elapsed, an amount up to 15% of the market value of the shares at the beginning of the offering period is taxable to you as ordinary income.

Tax Consultation
----------------

     SINCE TAX IMPLICATIONS OF THE EMPLOYEE STOCK PURCHASE PLAN CAN BE COMPLEX, WE SUGGEST THAT YOU CONTACT YOUR TAX ADVISOR WITH QUESTIONS SPECIFIC TO YOUR SITUATION.


                         DESCRIPTION OF CAPITAL STOCK

     The Company's authorized capital stock consists of 25,000,000 shares of Common Stock. As of March 10, 1998 there were 8,584,984 shares of Common Stock outstanding, held of record by 136 shareholders. The holders of Common Stock are entitled to one vote for each share held of record on each matter submitted to a vote of shareholders, and upon giving notice required by law, may cumulate their votes in elections of directors. Holders of Common Stock are entitled to receive ratably such dividends, if any, as may be declared by the Board of Directors out of funds legally available therefor and, in the event of the liquidation, dissolution or winding up of the Company, are entitled to share ratably in all assets remaining after payment of liabilities. Holders of Common Stock have no preemptive rights and have no rights to convert their Common Stock into any other securities. The outstanding Common Stock is fully paid and nonassessable.

Transfer Agent and Registrar
----------------------------

     Bank of America NT & SA is the Transfer Agent and Registrar of the Company's Common Stock.


                   INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Section 317 of the California Corporations Code authorizes a court to award, or a corporation's Board of Directors to grant, indemnity to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act. Article VI of the By-Laws of the Company provides for indemnification of certain agents to the maximum extent permitted by the California Corporations Code. Persons covered by this indemnification provision include current and former directors, officers, employees and other agents of the Company, as well as persons who serve at the request of the Company as directors, officers, employees or agents of another enterprise.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the California Corporations Code and the foregoing By-Law provision, the Company has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in a successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered hereunder, the Company will, unless in the opinion of its counsel the question has already been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.


                     INFORMATION INCORPORATED BY REFERENCE

     There are hereby incorporated by reference in this Prospectus the following documents and information heretofore filed with the Securities and Exchange
Commission:

     1. The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 filed pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     2. The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997 filed pursuant to Section 13 of the Exchange Act.

     3. The Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1997 filed pursuant to Section 13 of the Exchange Act.

     4. The Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997 filed pursuant to Section 13 of the Exchange Act.

     All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this Prospectus and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Prospectus and to be part hereof from the date of filing such documents.

     Information as to the numbers of eligible and of participating employees and certain other information as to stock options will be included in the future in either the Company's proxy statements, annual reports to shareholders or appendices or amendments to this Prospectus.


                                     -10-